UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
August 31, 2016
(Date of earliest event reported)

MIDSTATES PETROLEUM COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35512 (Commission File Number)	45-3691816 (I.R.S. Employer Identification No.)

321 South Boston Avenue, Suite 1000
Tulsa, Oklahoma

(Address of principal executive offices, including zip code)

(918) 947-8550
(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

As previously disclosed, on April 30, 2016, Midstates Petroleum Company, Inc. (the “Company”) and Midstates Petroleum Company LLC  (the “Debtor Affiliate”, and together with the Company, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases are being jointly administered under the case styled In re Midstates Petroleum Company, Inc., et al, No. 16-32237.

Prior to filing the Bankruptcy Petitions, on April 30, 2016, the Debtors entered into a Plan Support Agreement (as further amended, the “Plan Support Agreement”) with certain of the Debtors’ secured creditors.  As of August 31, 2016, the Debtors entered into a Second Amendment to Plan Support Agreement (the “Second PSA Amendment”) with the Requisite Creditors (as defined in the Plan Support Agreement) as is required to effectuate an amendment to the Plan Support Agreement.  Pursuant to the Second PSA Amendment, the Consenting First Lien Lenders and the Consenting Noteholders (each as defined in the Plan Support Agreement) are obligated to support the Amended Plan (as defined below), including the revisions therein to the distributions to be made to holders of Second Lien Notes Claims (as defined in the Amended Plan).

The foregoing description of the Second PSA Amendment does not purport to be complete and is qualified in its entirety by the complete text thereof.  A copy of the Second PSA Amendment is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 8.01                                           Other Events.

Additionally, as previously disclosed, on May 14, 2016, the Debtors filed with the Bankruptcy Court the Joint Chapter 11 Plan of Reorganization of Midstates Petroleum Company, Inc. and its Debtor Affiliate. On August 24, 2016, the Debtors filed with the Bankruptcy Court the First Amended Joint Chapter 11 Plan of Reorganization of Midstates Petroleum Company, Inc. and its Debtor Affiliate (the “Amended Plan”). A copy of the Amended Plan is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)             Exhibits.

Exhibit	Description

10.1	Second Amendment to Plan Support Agreement, dated as of August 31, 2016, by and among the Debtors and the supporting parties thereto.
99.1	First Amended Joint Chapter 11 Plan of Reorganization of Midstates Petroleum Company, Inc. and its Debtor Affiliate, dated as of August 24, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 7, 2016	MIDSTATES PETROLEUM COMPANY, INC.

	By:	/s/ Scott C. Weatherholt
	Name:	Scott C. Weatherholt
	Title:	Vice President - General Counsel & Corporate Secretary